ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Schedule of Accrued Expenses And Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Payables and Accruals [Abstract]
Deposits	¥ 309,832		¥ 287,001
Accrued expenses	313,041		254,943
Deferred tax liabilities	40,115
Others	57,550		30,191
Accrued expenses and other current liabilities	¥ 720,538	$ 101,486	¥ 572,135